UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 16, 2019
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HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)

(614) 480-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2019, Huntington Bancshares Incorporated, a Maryland corporation (the “Corporation”), filed articles supplementary (the “Articles Supplementary”) to its charter (the “Charter”) with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”). The Articles Supplementary reclassified all 6,000 authorized and unissued shares of Series A Preferred Stock as authorized but unissued shares of Serial Preferred Stock without designation, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of undesignated Serial Preferred Stock as set forth in the Charter. The Articles Supplementary became effective upon the acceptance of the Articles Supplementary for record by the Maryland Department. Upon the effectiveness of the Articles Supplementary on January 18, 2019, the Corporation filed articles of restatement with the Maryland Department to restate the Charter to include all provisions of the Charter then in effect (the “Articles of Restatement”). There were no substantive changes to the Charter as restated in the Articles of Restatement.

The foregoing description of the Articles Supplementary and the Articles of Restatement is qualified in its entirety by reference to the full text of the Articles Supplementary and the Articles of Restatement, which are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On and effective January 16, 2019, the Board of Directors (the “Board”) amended and restated the Corporation’s Bylaws. The following is a summary of changes effected by the adoption of the amended and restated Bylaws (the “Amended Bylaws”), which is qualified in its entirety by reference to the full text of the Amended Bylaws, which are filed as Exhibit 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Article I, Section 1.04 (Notice): The Amended Bylaws clarify that notice may be provided by electronic transmission.

Article I, Section 1.09 (Organization and Conduct of Stockholders Meetings): The Amended Bylaws add, inter alia, the power of the chairman of the meeting to determine (a) when to announce voting results and (b) conclude, recess or adjourn the meeting, whether or not a quorum is present.

Article II, Section 2.02 (Numbers of Directors): The Amended Bylaws provide that in the event of a vacancy, the size of the Board will automatically be decreased by one.

Article VIII (Indemnification): The Amended Bylaws specifically note that director and officer indemnification and expense advance rights include expenses relating to being a witness in a proceeding.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 3.1 – Articles Supplementary of the Company filed on January 18, 2019 with the State Department of Assessments and Taxation of Maryland reclassifying 6,000 shares of Series A Non-Cumulative Perpetual Convertible Preferred Stock.
Exhibit 3.2 – Articles of Restatement of the Company filed on January 18, 2019 with the State Department of Assessments and Taxation of Maryland.
Exhibit 3.3 – Huntington Bancshares Incorporated Bylaws, amended and restated as of January 16, 2019.

EXHIBIT INDEX

Exhibit
No.	Description

Exhibit 3.1
Articles Supplementary of the Company filed on January 18, 2019 with the State Department of Assessments and Taxation of Maryland reclassifying 6,000 shares of Series A Non-Cumulative Perpetual Convertible Preferred Stock.

Exhibit 3.2	Articles of Restatement of the Company filed on January 18, 2019 with the State Department of Assessments and Taxation of Maryland.
Exhibit 3.3	Huntington Bancshares Incorporated Bylaws, amended and restated as of January 16, 2019.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	January 18, 2019	By:	/s/ Jana J. Litsey

Jana J. Litsey
Senior Executive Vice President and General Counsel